Exhibit 99.1

NEWS	MEDIA CONTACT
Sarah McHugh
FOR IMMEDIATE RELEASE	312-880-2624
smchugh@huronconsultinggroup.com

INVESTOR CONTACT
John D. Kelly
312-583-8722
investor@huronconsultinggroup.com
Huron Announces Second Quarter 2018 Financial Results and Updates 2018 Guidance
SECOND QUARTER 2018 HIGHLIGHTS

•	Revenues increased $16.1 million, or 8.9%, to $197.5 million in Q2 2018, compared to $181.4 million in Q2 2017.

•
Net income from continuing operations was $5.9 million in Q2 2018, compared to net loss from continuing operations of $150.5 million in Q2 2017, which included a non-cash pretax goodwill impairment charge of $209.6 million related to the company's Healthcare segment.

•	Adjusted EBITDA(6), a non-GAAP measure, was $24.7 million in Q2 2018, compared to $24.5 million in Q2 2017.

•	Diluted earnings per share from continuing operations was $0.27 in Q2 2018 compared to diluted loss per share from continuing operations of $7.00 in Q2 2017.

•	Adjusted diluted earnings per share from continuing operations(6), a non-GAAP measure, increased $0.09, or 18.4%, to $0.58 in Q2 2018, compared to $0.49 in Q2 2017.
YEAR TO DATE 2018 HIGHLIGHTS AND 2018 GUIDANCE

•	Revenues increased $21.0 million, or 5.7%, to $391.2 million for the first six months of 2018, compared to $370.3 million for the same period in 2017.

•	Net income from continuing operations was $2.6 million for the first six months of 2018, compared to net loss from continuing operations of $145.3 million for the same period in 2017.

•	Adjusted EBITDA(6), a non-GAAP measure, was $38.4 million for the first six months of 2018, compared to $51.6 million for the same period in 2017.

•
Diluted earnings per share from continuing operations was $0.12 for the first six months of 2018, compared to diluted loss per share from continuing operations of $6.80 for the first six months of 2017.

•	Adjusted diluted earnings per share from continuing operations(6), a non-GAAP measure, was $0.78 for the first six months of 2018, compared to $1.04 for the first six months of 2017.

•	Huron updates full year 2018 guidance, including revenue expectations in a range of $755.0 million to $775.0 million.
CHICAGO - July 31, 2018 - Global professional services firm Huron (NASDAQ: HURN) today announced financial results from continuing operations for the second quarter ended June 30, 2018.

"Our second quarter performance was driven by organic growth across all three segments, reflecting solid demand for our services. We remain encouraged by our prospects for continued growth during the remainder of 2018," said James H. Roth, chief executive officer and president of Huron. "We continue to make strategic investments that we believe will drive long-term shareholder value through organic growth and increased profitability over time.”
SECOND QUARTER 2018 RESULTS FROM CONTINUING OPERATIONS
Revenues increased $16.1 million, or 8.9%, to $197.5 million for the second quarter of 2018, compared to $181.4 million for the second quarter of 2017.
Net income from continuing operations was $5.9 million for the second quarter of 2018, compared to net loss from continuing operations of $150.5 million for the same period last year. Diluted earnings per share from continuing operations was $0.27 for the second quarter of 2018, compared to diluted loss per share from continuing operations of $7.00 for the second quarter of 2017.
Second quarter 2018 earnings before interest, taxes, depreciation and amortization ("EBITDA")(6) was $23.3 million, compared to loss before interest, taxes, depreciation and amortization(6) of $186.6 million in the same period last year.
In addition to using EBITDA to evaluate the company’s financial performance, management uses other non-GAAP financial measures, which exclude the effect of the following items (in thousands):

	Three Months Ended June 30,
	2018	2017
Restructuring charges	$1,984	$3,669
Litigation and other gains, net	$(6,707)	$(1,102)
Amortization of intangible assets	$5,996	$8,945
Goodwill impairment charge	$—	$209,600
Non-cash interest on convertible notes	$2,046	$1,951
Loss (gain) on sale of businesses	$5,831	$(931)
Tax effect	$(2,232)	$(61,070)
Foreign currency transaction losses (gains)	$240	$(81)
Adjusted EBITDA(6) was $24.7 million, or 12.5% of revenues, in the second quarter of 2018, compared to $24.5 million, or 13.5% of revenues, in the same quarter last year. Adjusted net income from continuing operations(6) increased $2.2 million, or 20.8%, to $12.8 million, or $0.58 per diluted share, for the second quarter of 2018, compared to $10.6 million, or $0.49 per diluted share, for the same period in 2017.
The average number of full-time billable consultants(2) increased 5.0% to 2,127 in the second quarter of 2018 from 2,026 in the same quarter last year. Full-time billable consultant utilization rate(3) was 76.2% during the second quarter of 2018, compared to 75.1% during the same period last year. Average billing rate per hour for full-time billable consultants(4) was $199 for the second quarter of 2018, compared to $194 for the second quarter of 2017. The average number of full-time equivalent professionals(5) was 278 in the second quarter of 2018 compared to 266 for the same period in 2017.
YEAR-TO-DATE 2018 RESULTS FROM CONTINUING OPERATIONS
Revenues increased $21.0 million, or 5.7%, to $391.2 million for the first half of 2018, compared to $370.3 million for the first half of 2017. Revenues for the first six months of 2018 included $6.4 million of incremental revenues due to the full period impact of Huron's acquisition of Innosight, which was completed in March 2017, as well as revenues from the company's acquisition of the international assets of ADI Strategies, which was completed in April 2017 and fully integrated into the Business Advisory segment.
Net income from continuing operations was $2.6 million for the first half of 2018, compared to net loss from continuing operations of $145.3 million for the first half of 2017. Diluted earnings per share from continuing operations was $0.12 for the first half of 2018, compared to diluted loss per share from continuing operations of $6.80 for the same prior year period.
EBITDA(6) was $35.5 million for first half of 2018, compared to loss before interest, taxes, depreciation, and amortization(6) of $159.8 million in the comparable period last year.
In addition to using EBITDA to evaluate the company’s financial performance, management uses other non-GAAP financial measures, which exclude the effect of the following items (in thousands):

	Six Months Ended June 30,
	2018	2017
Restructuring charges	$2,696	$3,948
Litigation and other gains, net	$(5,877)	$(1,102)
Amortization of intangible assets	$12,299	$17,597
Goodwill impairment charge	$—	$209,600
Non-cash interest on convertible notes	$4,067	$3,879
Loss (gain) on sale of businesses	$5,831	$(931)
Tax effect	$(4,797)	$(65,262)
Tax expense related to the enactment of Tax Cut and Jobs Act of 2017	$132	$—
Foreign currency transaction losses (gains)	$187	$(64)
Adjusted EBITDA(6) was $38.4 million, or 9.8% of revenues, in the first half of 2018, compared to $51.6 million, or 13.9% of revenues, in the comparable period last year. Adjusted net income from continuing operations(6) was $17.0 million, or $0.78 per diluted share, for the first six months of 2018, compared to $22.4 million, or $1.04 per diluted share, for the comparable period in 2017.
The average number of full-time billable consultants(2) increased 6.8% to 2,131 in the first half of 2018, compared to 1,995 in the same period last year. Full-time billable consultant utilization rate(3) was 75.0% for the first six months of 2018, compared to 74.5% in the same period last year. Average billing rate per hour for full-time billable consultants(4) was $200 for the first half of 2018, compared to $204 for the same period last year. The average number of full-time equivalent professionals(5) was 271 in the first half of 2018, compared to 270 for the comparable period in 2017.
OPERATING SEGMENTS
Huron’s results reflect a portfolio of service offerings focused on helping clients address complex business challenges.
The company’s year-to-date 2018 revenues by operating segment as a percentage of total company revenues are as follows: Healthcare (46%); Business Advisory (29%); and Education (25%). Financial results by segment are included in the attached schedules and in Huron's forthcoming Quarterly Report on Form 10-Q filing for the quarter ended June 30, 2018.
OUTLOOK FOR 2018(8)
Based on currently available information, the company updated its outlook for full year 2018. The company now anticipates full year 2018 revenues before reimbursable expenses in a range of $755.0 million to $775.0 million. The company also anticipates net income in a range of $19.5 million to $22.5 million, EBITDA in a range of $85.0 million to $91.0 million, and adjusted EBITDA in a range of $87.0 million to $93.0 million. GAAP diluted earnings per share is expected in a range of $0.85 to $1.05, and non-GAAP adjusted diluted earnings per share is expected in a range of $2.00 to $2.20.
Management will provide a more detailed discussion of its outlook during the company’s earnings conference call webcast.

SECOND QUARTER 2018 WEBCAST
The company will host a webcast to discuss its financial results today, July 31, 2018, at 5:00 p.m. Eastern Time (4:00 p.m. Central Time). The conference call is being webcast by NASDAQ and can be accessed at Huron's website at http://ir.huronconsultinggroup.com. A replay will be available approximately two hours after the conclusion of the webcast and for 90 days thereafter.
USE OF NON-GAAP FINANCIAL MEASURES(6)
In evaluating the company’s financial performance and outlook, management uses EBITDA, adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing their business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.
ABOUT HURON
Huron is a global consultancy that helps its clients drive growth, enhance performance and sustain leadership in the markets they serve. The company partners with clients to develop strategies and implement solutions that enable the transformative change its clients need to own their future. Learn more at www.huronconsultinggroup.com.
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Statements in this press release that are not historical in nature, including those concerning the company’s current expectations about its future requirements and needs, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” or “outlook” or similar expressions. These forward-looking statements reflect the company's current expectations about future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in Huron's Annual Report on Form 10-K for the year ended December 31, 2017, that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. The company disclaims any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenues and reimbursable expenses:
Revenues	$197,544	$181,418	$391,223	$370,267
Reimbursable expenses	20,733	20,930	38,352	37,880
Total revenues and reimbursable expenses	218,277	202,348	429,575	408,147
Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	127,574	113,669	260,360	229,410
Amortization of intangible assets and software development costs	968	2,745	2,186	5,731
Reimbursable expenses	20,915	20,953	38,464	37,822
Total direct costs and reimbursable expenses	149,457	137,367	301,010	272,963
Operating expenses and other gains, net:
Selling, general and administrative expenses	45,488	43,705	92,566	90,561
Restructuring charges	1,984	3,669	2,696	3,948
Litigation and other gains, net	(6,707)	(1,102)	(5,877)	(1,102)
Depreciation and amortization	8,917	9,684	17,720	18,603
Goodwill impairment charge	—	209,600	—	209,600
Total operating expenses and other gains, net	49,682	265,556	107,105	321,610
Operating income (loss)	19,138	(200,575)	21,460	(186,426)
Other income (expense), net:
Interest expense, net of interest income	(5,022)	(4,927)	(10,008)	(8,931)
Other income (expense), net	(5,693)	1,516	(5,838)	2,274
Total other expense, net	(10,715)	(3,411)	(15,846)	(6,657)
Income (loss) from continuing operations before taxes	8,423	(203,986)	5,614	(193,083)
Income tax expense (benefit)	2,561	(53,504)	2,974	(47,756)
Net income (loss) from continuing operations	5,862	(150,482)	2,640	(145,327)
Income (loss) from discontinued operations, net of tax	(490)	309	(532)	452
Net income (loss)	$5,372	$(150,173)	$2,108	$(144,875)
Net earnings (loss) per basic share:
Net income (loss) from continuing operations	$0.27	$(7.00)	$0.12	$(6.80)
Income (loss) from discontinued operations, net of tax	(0.02)	0.01	(0.02)	0.02
Net income (loss)	$0.25	$(6.99)	$0.10	$(6.78)
Net earnings (loss) per diluted share:
Net income (loss) from continuing operations	$0.27	$(7.00)	$0.12	$(6.80)
Income (loss) from discontinued operations, net of tax	(0.02)	0.01	(0.02)	0.02
Net income (loss)	$0.25	$(6.99)	$0.10	$(6.78)
Weighted average shares used in calculating earnings per share:
Basic	21,709	21,492	21,651	21,366
Diluted	21,918	21,492	21,866	21,366
Comprehensive income (loss):
Net income (loss)	$5,372	$(150,173)	$2,108	$(144,875)
Foreign currency translation adjustments, net of tax	(954)	802	(920)	1,226
Unrealized gain (loss) on investment, net of tax	3,159	(1,246)	5,325	531
Unrealized gain (loss) on cash flow hedging instruments, net of tax	183	(72)	615	(27)
Other comprehensive income (loss)	2,388	(516)	5,020	1,730
Comprehensive income (loss)	$7,760	$(150,689)	$7,128	$(143,145)

HURON CONSULTING GROUP INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$10,452	$16,909
Receivables from clients, net	105,095	101,778
Unbilled services, net	78,227	57,618
Income tax receivable	2,540	4,039
Prepaid expenses and other current assets	13,552	10,951
Total current assets	209,866	191,295
Property and equipment, net	42,958	45,541
Deferred income taxes, net	13,952	16,752
Long-term investment	47,099	39,904
Other non-current assets	30,783	25,375
Intangible assets, net	59,690	72,311
Goodwill	645,655	645,750
Total assets	$1,050,003	$1,036,928
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,570	$9,194
Accrued expenses and other current liabilities	20,461	20,144
Accrued payroll and related benefits	69,219	73,698
Accrued contingent consideration for business acquisitions	7,197	8,515
Deferred revenues	29,480	27,916
Total current liabilities	135,927	139,467
Non-current liabilities:
Deferred compensation and other liabilities	22,457	20,895
Accrued contingent consideration for business acquisitions, net of current portion	4,829	14,313
Long-term debt, net of current portion	352,438	342,507
Deferred lease incentives	14,544	15,333
Deferred income taxes, net	1,069	1,097
Total non-current liabilities	395,337	394,145
Commitments and contingencies
Stockholders’ equity
Common stock; $0.01 par value; 500,000,000 shares authorized; 24,987,534 and 24,560,468 shares issued at June 30, 2018 and December 31, 2017, respectively	244	241
Treasury stock, at cost, 2,521,246 and 2,443,577 shares at June 30, 2018 and December 31, 2017, respectively	(123,215)	(121,994)
Additional paid-in capital	441,813	434,256
Retained earnings	184,507	180,443
Accumulated other comprehensive income	15,390	10,370
Total stockholders’ equity	518,739	503,316
Total liabilities and stockholders’ equity	$1,050,003	$1,036,928

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2018	2017
Cash flows from operating activities:
Net income (loss)	$2,108	$(144,875)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	20,394	24,705
Share-based compensation	9,117	7,601
Amortization of debt discount and issuance costs	5,155	5,031
Goodwill impairment charge	—	209,600
Allowances for doubtful accounts and unbilled services	390	1,292
Deferred income taxes	—	(52,685)
Loss (gain) on sale of businesses	5,831	(931)
Change in fair value of contingent consideration liabilities	(3,350)	(1,102)
Changes in operating assets and liabilities, net of acquisitions and divestitures:
(Increase) decrease in receivables from clients, net	(5,384)	10,948
(Increase) decrease in unbilled services, net	(19,693)	(7,751)
(Increase) decrease in current income tax receivable / payable, net	600	959
(Increase) decrease in other assets	(4,140)	(2,951)
Increase (decrease) in accounts payable and accrued liabilities	(996)	6,976
Increase (decrease) in accrued payroll and related benefits	(4,736)	(32,426)
Increase (decrease) in deferred revenues	1,617	(1,105)
Net cash provided by operating activities	6,913	23,286
Cash flows from investing activities:
Purchases of property and equipment, net	(5,131)	(15,287)
Investment in life insurance policies	(1,689)	(1,826)
Purchases of businesses, net of cash acquired	(215)	(103,456)
Capitalization of internally developed software costs	(2,149)	(528)
Proceeds from note receivable	1,040	177
Divestitures of businesses	(1,862)	1,499
Net cash used in investing activities	(10,006)	(119,421)
Cash flows from financing activities:
Proceeds from exercise of stock options	469	—
Shares redeemed for employee tax withholdings	(2,720)	(4,259)
Proceeds from borrowings under credit facility	139,300	205,500
Repayments of debt	(134,049)	(106,500)
Payments for debt issuance costs	(1,385)	(395)
Payment of contingent consideration liabilities	(4,906)	(1,811)
Net cash provided by (used in) financing activities	(3,291)	92,535
Effect of exchange rate changes on cash	(73)	165
Net decrease in cash and cash equivalents	(6,457)	(3,435)
Cash and cash equivalents at beginning of the period	16,909	17,027
Cash and cash equivalents at end of the period	$10,452	$13,592

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Three Months Ended June 30,		Percent Increase (Decrease)
Segment and Consolidated Operating Results (in thousands):	2018	2017
Healthcare:
Revenues	$91,500	$83,227	9.9%
Operating income	$27,072	$23,652	14.5%
Segment operating income as a percentage of segment revenues	29.6%	28.4%
Business Advisory:
Revenues	$57,720	$54,265	6.4%
Operating income	$14,218	$12,192	16.6%
Segment operating income as a percentage of segment revenues	24.6%	22.5%
Education:
Revenues	$48,324	$43,926	10.0%
Operating income	$11,255	$12,495	(9.9)%
Segment operating income as a percentage of segment revenues	23.3%	28.4%
Total Company:
Revenues	$197,544	$181,418	8.9%
Reimbursable expenses	20,733	20,930	(0.9)%
Total revenues and reimbursable expenses	$218,277	$202,348	7.9%
Statements of Operations reconciliation:
Segment operating income	$52,545	$48,339	8.7%
Items not allocated at the segment level:
Other operating expenses	31,197	30,732	1.5%
Litigation and other gains, net	(6,707)	(1,102)	N/M
Depreciation and amortization	8,917	9,684	(7.9)%
Goodwill impairment charge (1)	—	209,600	N/M
Total operating income (loss)	19,138	(200,575)	N/M
Other expense, net	(10,715)	(3,411)	214.1%
Income (loss) from continuing operations before taxes	$8,423	$(203,986)	N/M
Other Operating Data:
Number of full-time billable consultants (at period end) (2):
Healthcare	820	750	9.3%
Business Advisory	738	737	0.1%
Education	583	519	12.3%
Total	2,141	2,006	6.7%
Average number of full-time billable consultants (for the period) (2):
Healthcare	805	807
Business Advisory	753	725
Education	569	494
Total	2,127	2,026

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Three Months Ended June 30,
Other Operating Data (continued):	2018	2017
Full-time billable consultant utilization rate (3):
Healthcare	82.2%	77.7%
Business Advisory	69.3%	72.4%
Education	77.9%	75.1%
Total	76.2%	75.1%
Full-time billable consultant average billing rate per hour (4):
Healthcare	$202	$182
Business Advisory	$198	$190
Education	$196	$219
Total	$199	$194
Revenue per full-time billable consultant (in thousands):
Healthcare	$77	$65
Business Advisory	$73	$72
Education	$74	$80
Total	$75	$71
Average number of full-time equivalents (for the period) (5):
Healthcare	209	215
Business Advisory	25	17
Education	44	34
Total	278	266
Revenue per full-time equivalent (in thousands):
Healthcare	$140	$143
Business Advisory	$119	$133
Education	$147	$134
Total	$139	$141

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Six Months Ended June 30,		Percent Increase (Decrease)
Segment and Consolidated Operating Results (in thousands):	2018	2017
Healthcare:
Revenues	$181,395	$181,679	(0.2)%
Operating income	$51,532	$57,802	(10.8)%
Segment operating income as a percentage of segment revenues	28.4%	31.8%
Business Advisory:
Revenues	$113,615	$102,381	11.0%
Operating income	$23,216	$22,058	5.2%
Segment operating income as a percentage of segment revenues	20.4%	21.5%
Education:
Revenues	$96,213	$86,207	11.6%
Operating income	$22,680	$24,010	(5.5)%
Segment operating income as a percentage of segment revenues	23.6%	27.9%
Total Company:
Revenues	$391,223	$370,267	5.7%
Reimbursable expenses	38,352	37,880	1.2%
Total revenues and reimbursable expenses	$429,575	$408,147	5.3%
Statements of Operations reconciliation:
Segment operating income	$97,428	$103,870	(6.2)%
Items not allocated at the segment level:
Other operating expenses	64,125	63,195	1.5%
Litigation and other gains, net	(5,877)	(1,102)	N/M
Depreciation and amortization expense	17,720	18,603	(4.7)%
Goodwill impairment charge (1)	—	209,600	N/M
Total operating income (loss)	21,460	(186,426)	N/M
Other expense, net	(15,846)	(6,657)	138.0%
Income (loss) from continuing operations before taxes	$5,614	$(193,083)	N/M
Other Operating Data:
Number of full-time billable consultants (at period end) (2):
Healthcare	820	750	9.3%
Business Advisory	738	737	0.1%
Education	583	519	12.3%
Total	2,141	2,006	6.7%
Average number of full-time billable consultants (for the period) (2):
Healthcare	792	837
Business Advisory	773	675
Education	566	483
Total	2,131	1,995

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Six Months Ended June 30,
Other Operating Data (continued):	2018	2017
Full-time billable consultant utilization rate (3):
Healthcare	81.8%	74.9%
Business Advisory	67.7%	73.7%
Education	76.5%	75.0%
Total	75.0%	74.5%
Full-time billable consultant average billing rate per hour (4):
Healthcare	$202	$205
Business Advisory	$197	$194
Education	$201	$218
Total	$200	$204
Revenue per full-time billable consultant (in thousands):
Healthcare	$153	$142
Business Advisory	$140	$145
Education	$148	$157
Total	$147	$147
Average number of full-time equivalents (for the period) (5):
Healthcare	208	215
Business Advisory	21	18
Education	42	37
Total	271	270
Revenue per full-time equivalent (in thousands):
Healthcare	$288	$293
Business Advisory	$261	$236
Education	$302	$281
Total	$288	$288

(1)
The non-cash goodwill impairment charge is not allocated at the segment level because the underlying goodwill asset is reflective of our corporate investment in the segments. We do not include the impact of goodwill impairment charges in our evaluation of segment performance.

(2)	Consists of full-time professionals who provide consulting services and generate revenues based on the number of hours worked.

(3)
Utilization rate for full-time billable consultants is calculated by dividing the number of hours full-time billable consultants worked on client assignments during a period by the total available working hours for these consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.

(4)	Average billing rate per hour for full-time billable consultants is calculated by dividing revenues for a period by the number of hours worked on client assignments during the same period.

(5)
Consists of cultural transformation consultants within the Studer Group solution, which include coaches and their support staff, consultants who work variable schedules as needed by clients, and full-time employees who provide software support and maintenance services to clients.

N/M - Not Meaningful

HURON CONSULTING GROUP INC.
RECONCILIATION OF NET INCOME (LOSS) FROM CONTINUING OPERATIONS
TO ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (6)
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenues	$197,544	$181,418	$391,223	$370,267
Net income (loss) from continuing operations	$5,862	$(150,482)	$2,640	$(145,327)
Add back:
Income tax expense (benefit)	2,561	(53,504)	2,974	(47,756)
Interest expense, net of interest income	5,022	4,927	10,008	8,931
Depreciation and amortization	9,885	12,429	19,906	24,334
Earnings (loss) before interest, taxes, depreciation and amortization (EBITDA) (6)	23,330	(186,630)	35,528	(159,818)
Add back:
Restructuring charges	1,984	3,669	2,696	3,948
Litigation and other gains, net	(6,707)	(1,102)	(5,877)	(1,102)
Goodwill impairment charges	—	209,600	—	209,600
Loss (gain) on sale of businesses	5,831	(931)	5,831	(931)
Foreign currency transaction losses (gains), net	240	(81)	187	(64)
Adjusted EBITDA (6)	$24,678	$24,525	$38,365	$51,633
Adjusted EBITDA as a percentage of revenues (6)	12.5%	13.5%	9.8%	13.9%

HURON CONSULTING GROUP INC.
RECONCILIATION OF NET INCOME (LOSS) FROM CONTINUING OPERATIONS
TO ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (6)
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income (loss) from continuing operations	$5,862	$(150,482)	$2,640	$(145,327)
Weighted average shares – diluted	21,918	21,492	21,866	21,366
Diluted earnings (loss) per share from continuing operations	$0.27	$(7.00)	$0.12	$(6.80)
Add back:
Restructuring charges	1,984	3,669	2,696	3,948
Litigation and other gains, net	(6,707)	(1,102)	(5,877)	(1,102)
Amortization of intangible assets	5,996	8,945	12,299	17,597
Goodwill impairment charge	—	209,600	—	209,600
Non-cash interest on convertible notes	2,046	1,951	4,067	3,879
Loss (gain) on sale of businesses	5,831	(931)	5,831	(931)
Tax effect	(2,232)	(61,070)	(4,797)	(65,262)
Tax expense related to the enactment of Tax Cut and Jobs Act of 2017	—	—	132	—
Total adjustments, net of tax	6,918	161,062	14,351	167,729
Adjusted net income from continuing operations (6)	$12,780	$10,580	$16,991	$22,402
Adjusted weighted average shares - diluted (7)	21,918	21,657	21,866	21,566
Adjusted diluted earnings per share from continuing operations (6)	$0.58	$0.49	$0.78	$1.04

(6)
In evaluating the company’s financial performance and outlook, management uses earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income (loss) from continuing operations, and adjusted diluted earnings (loss) per share from continuing operations, which are non-GAAP measures. Management uses these non-GAAP financial measures to gain an understanding of the company's comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect the company's ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing the company's business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. Management believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.

(7)
As the company reported a net loss for the three and six months ended June 30, 2017, GAAP diluted weighted average shares outstanding equals the basic weighted average shares outstanding for that period. The non-GAAP adjustments described above resulted in adjusted net income from continuing operations for those periods. Therefore, dilutive common stock equivalents have been included in the calculation of adjusted diluted weighted average shares outstanding.

HURON CONSULTING GROUP INC.
RECONCILIATION OF NON-GAAP MEASURES FOR FULL YEAR 2018 OUTLOOK
RECONCILIATION OF NET INCOME
TO ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (8)
(In millions)
(Unaudited)

	Year Ending
	December 31, 2018
	Guidance Range
	Low	High
Projected revenues - GAAP	$755.0	$775.0
Projected net income - GAAP	$19.5	$22.5
Add back:
Income tax expense	8.5	11.5
Interest expense, net of interest income	19.0	19.0
Depreciation and amortization	38.0	38.0
Projected earnings before interest, taxes, depreciation and amortization (EBITDA) (8)	85.0	91.0
Add back:
Restructuring charges	2.5	2.5
Litigation and other gains, net	(6.0)	(6.0)
Loss on sale of business	5.5	5.5
Projected adjusted EBITDA (8)	$87.0	$93.0
Projected adjusted EBITDA as a percentage of projected revenues (8)	11.5%	12.0%
RECONCILIATION OF NET INCOME
TO ADJUSTED NET INCOME (8)
(In millions, except per share amounts)
(Unaudited)

	Year Ending
	December 31, 2018
	Guidance Range
	Low	High
Projected net income - GAAP	$19.5	$22.5
Projected diluted earnings per share - GAAP	$0.85	$1.05
Add back:
Restructuring charges	2.5	2.5
Litigation and other gains, net	(6.0)	(6.0)
Amortization of intangible assets	24.0	24.0
Non-cash interest on convertible notes	8.0	8.0
Loss on sale of business	5.5	5.5
Tax effect	(9.0)	(9.0)
Total adjustments, net of tax	25.0	25.0
Projected adjusted net income (8)	$44.5	$47.5
Projected adjusted diluted earnings per share (8)	$2.00	$2.20

(8)
In evaluating the company’s outlook, management uses projected EBITDA, projected adjusted EBITDA, projected adjusted EBITDA as a percentage of revenues, projected adjusted net income, and projected adjusted diluted earnings per share, which are non-GAAP measures. Management believes that the use of such measures, as supplements to projected net income and projected diluted earnings per share, and other GAAP measures, are useful indicators for investors. These useful indicators can help readers gain a meaningful understanding of the company’s core operating results and future prospects without the effect of non-cash or other one-time items. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.